                                   AMENDMENT NO. 2
                               PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                      SCHEDULE A

---------------------------------------------------------------------------------------------------------
    FUNDS AVAILABLE UNDER THE               SEPARATE ACCOUNTS          CONTRACTS FUNDED BY THE SEPARATE
             POLICIES                      UTILIZING THE FUNDS                     ACCOUNTS
---------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     Sun Life of Canada (U.S.)     - FUTURITY VARIABLE ANNUITY
AIM V.I. Growth Fund                   Variable Account F              CONTRACT
AIM V.I. Growth and Income Fund                                      - FUTURITY II VARIABLE ANNUITY
AIM V.I. International Equity Fund                                     CONTRACT
                                                                     - FUTURITY FOCUS VARIABLE ANNUITY
                                                                       CONTRACT
---------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     Sun Life of Canada (U.S.)     - FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                   Variable Account I              INSURANCE POLICIES
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
---------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     Sun Life of Canada (U.S.)     - SUN LIFE CORPORATE
AIM V.I. Value Fund                    Variable Account G              VARIABLE UNIVERSAL LIFE
                                                                       INSURANCE POLICIES
---------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:  March 15, 1999
               --------------------

                                          AIM VARIABLE INSURANCE FUNDS, INC.



Attest:                                   By:
       -------------------------------           -------------------------------
Name:  Nancy L. Martin                    Name:  Robert H. Graham
Title: Assistant Secretary                Title: President


(SEAL)


                                          A I M DISTRIBUTORS, INC.



Attest:                                   By:
       -------------------------------           -------------------------------
Name:  Nancy L. Martin                    Name:  Michael J. Cemo
Title: Assistant Secretary                Title: President


(SEAL)


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

                                          SUN LIFE ASSURANCE COMPANY OF
                                          CANADA (U.S.)



Attest:                                   By:
       -------------------------------           -------------------------------
Name:  Maura A. Murphy                    Name:  Robert K. Leach
Title: Secretary                          Title: Vice President, Retirement
                                                 Products and Services Division


(SEAL)


                                          CLARENDON INSURANCE AGENCY, INC.



Attest:                                   By:
       -------------------------------           -------------------------------
Name:  Maura A. Murphy                    Name:  Jane M. Mancini
Title: Secretary                          Title: President


(SEAL)


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